SCUDDER
                                                                 INVESTMENTS(SM)
                                                                          [LOGO]

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BOND/TAX FREE
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Scudder Limited Term
Tax Free Fund
Fund #044


Annual Report
May 31, 2000



The fund seeks as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      25   Report of Independent Accountants

                      26   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Limited Term Tax Free Fund
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ticker symbol SCLTX                                              fund number 044
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Date of             o    In an environment of rising interest rates, Scudder
Inception:               Limited Term Tax Free Fund posted a total return of
2/15/94                  0.81% for its most recent fiscal year ended May 31,
                         2000. The fund's return outpaced the 0.27% average performance of the fund's peers over the same period, according to Lipper.

Total Net           o    For the one-, three-, and five-year periods, the fund's
Assets:                  total returns placed it in the top 30% of similar
$72 million              municipal bond funds as tracked by Lipper Analytical
                         Services. Please see page 9 for additional Lipper performance information.

                    o As of May 31, 2000, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 4.55%, equivalent to an 7.11% taxable yield for investors subject to the 36% maximum federal income tax rate.

                    o Scudder Limited Term Tax Free Fund received an overall Morningstar Rating(TM) of five stars out of 1690 tax free funds as of May 31, 2000.^1


^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 2000. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period and five stars for the five-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1690 and 1441 funds in its broad asset class for the three- and five-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Limited Term Tax Free Fund's most recent fiscal year ended May 31, 2000. The fund posted a 0.81% total return during the period, outperforming the 0.27% average return of its peers for the same period as compiled by Lipper. To match the fund's tax-free 4.55% 30-day SEC yield on May 31, a taxable investment for investors in the 36% tax bracket would have had to yield 7.11%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the Federal Funds Rate to 6.50%.

Following this period of relative underperformance compared with Treasuries, we nevertheless believe the municipal market offers attractive return potential:
Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of May 31, yields of 10-year AAA-rated municipal bonds were 84.40% of comparable Treasuries. Second, recent declines in the issuance of municipal bonds should provide strong support for bond prices.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing a individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Shareholders of the fund have approved a plan to consolidate the assets of Scudder Limited Term Tax Free Fund into Scudder Medium Term Tax Free Fund. We expect the fund consolidation to take place on or about July 28, 2000.

Thank you for investing with Scudder. If you have any questions regarding Scudder Limited Term Tax Free Fund or any other Scudder fund, please call 1-800-SCUDDER, or visit our Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Limited Term Tax Free Fund

Performance Update
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                                                                    May 31, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


             Scudder Limited Term       Lehman Brothers Municipal
               Tax Free Fund            Bond Index (3 Year)*

               2/94** 10000                  10000
               '94    10030                   9985
               '95    10613                  10560
               '96    11076                  11061
               '97    11653                  11656
               '98    12354                  12317
               '99    12823                  12887
               '00    12927                  13123

                 Yearly periods ended May 31

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Fund Index Comparison
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                                                                    Total Return
                              Growth of                                Average
Period ended 5/31/2000         $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Limited Term Tax Free Fund
--------------------------------------------------------------------------------
1 year                         $  10,081                 .81%             .81%
--------------------------------------------------------------------------------
5 year                         $  12,180               21.80%            4.02%
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Life of Fund**                 $  12,856               28.56%            4.07%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (3 Year)*
--------------------------------------------------------------------------------
1 year                         $  10,183                1.83%            1.83%
--------------------------------------------------------------------------------
5 year                         $  12,427               24.27%            4.44%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,123               31.23%            4.44%
--------------------------------------------------------------------------------

* The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.
** The Fund commenced operations on February 15, 1994. Index comparisons begin
   February 28, 1994.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

              Yearly periods ended May 31

     Scudder Limited Term     Lehman Brothers Municipal
     Tax Free Fund            Bond Index (3 Year)*

        1994** -0.24                  -0.15
        1995    5.81                   5.76
        1996    4.36                   4.74
        1997    5.21                   5.38
        1998    6.02                   5.67
        1999    3.79                   4.63
        2000    0.81                   1.83


                      1994**  1995   1996   1997   1998  1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)             -.24   5.81   4.36   5.21   6.02  3.79    .81
--------------------------------------------------------------------------------
Index Total
Return (%)             -.15   5.76   4.74   5.38   5.67  4.63   1.83
--------------------------------------------------------------------------------
Net Asset
Value ($)             11.83  11.92  11.88  11.95  12.14 12.10  11.61
--------------------------------------------------------------------------------
Income
Dividends ($)           .14    .58    .55    .52    .55   .50    .52
--------------------------------------------------------------------------------
Capital Gains
Distributions($)         --     --    .01    .02    .01    --    .07
--------------------------------------------------------------------------------

* The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

** The Fund commenced operations on February 15, 1994. Index comparisons begin
   February 28, 1994.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
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                                                                    May 31, 2000

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Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Core Cities/Lease           27%
Hospital/Health Revenue     13%
Electric Utility Revenue    10%
State General Obligation     6%
Student Loans                3%
Transportation/Toll Revenue  3%
Housing Finance Authority    2%
Industrial Development
Revenue                      2%
Sales/Special Tax            1%
Miscellaneous               33%
--------------------------------
                           100%
--------------------------------

The fund benefited from broad diversification in several categories of general obligation and revenue bonds.


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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

AAA                         56%
AA                           9%
A                           32%
BBB                          3%
--------------------------------
                           100%
--------------------------------
Weighted average quality: AA

Overall portfolio quality remained high during the period, with 65% of fund holdings rated AAA or AA as of May 31.


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Less than 1 year            21%
1 < 5 years                 64%
5 < 8 years                 15%
--------------------------------
                           100%
--------------------------------
Weighted average effective
maturity: 3.0 years

As the municipal yield curve between one and ten years flattened and interest rates rose, we shortened the fund's average maturity and duration as a defensive measure against market weakness.



For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                    May 31, 2000

Dear Shareholders,

Scudder Limited Term Tax Free Fund achieved its objectives and ranked in the top quartile of similar funds for total return performance during the 12 months ended May 31, 2000. The fund's most recent fiscal year comprised one of the most difficult periods for fixed-income investments since 1994, however, as the Federal Reserve Board Open Market Committee (FOMC) raised short-term interest rates 1.75 percentage points to 6.50%. Reflecting this adverse environment, the fund posted a 0.81% total return for the 12 months ended May 31, 2000. This return placed the fund 10th out of 41 peers over the same period as compiled by Lipper Analytical Services, Inc. The fund's solid competitive results also placed it in the top 30% of similar funds for the three- and five-year periods as shown in the table below.

During the 12-month period, the Federal Reserve's resolve to head off inflation, coupled with weak investor demand for municipal bond funds, led to lower returns. Strong U.S. economic growth, the lowest unemployment rate in 30 years, and brisk consumer spending prompted the Fed to tighten monetary policy.

For the fund, the overriding challenge was to preserve capital. We are pleased to report that the fund's return outpaced the 0.27% average return of similar municipal bond funds during the 12 months ended May 31, 2000. In addition, Scudder Limited Term Tax Free Fund received

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Solid Competitive Results
(Average annual returns for periods ended May 31, 2000)
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                 Scudder          Lipper
              Limited Term      Average                 Number of
             Tax Free Fund       Annual                  Funds       Percentile
Period           Return          Return     Rank        Tracked       Ranking
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1 Year            0.81%           0.27%     10    of        41         Top 24%
--------------------------------------------------------------------------------
3 Years           3.52%           3.13%     11    of        38         Top 29%
--------------------------------------------------------------------------------
5 Years           4.02%           3.59%      5    of        26         Top 19%
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Past performance does not guarantee future results.

a five-star (highest) rating from Morningstar as of November 30 (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers 3-Year Municipal Bond Index.

Portfolio Strategy

Scudder Limited Term Tax Free Fund's investment goal has been to pursue tax-free income with below-average price risk through investments in municipal bonds with effective maturities between one and ten years. Over the six-month period, the yield curve between two- and 10-year maturities flattened as overall yield levels rose. By the close of the period we had shortened the fund's average maturity to 3.0 years and duration to 2.56 years due to market weakness. During the period we continued to purchase primarily premium coupon bonds to provide protection during periods of rising interest rates. The fund also continued to pursue high average quality: As of May 31, 2000, over 65% of fund assets were rated AA or better.

Outlook

Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest-rate target in May by 50 basis points, municipal bonds may benefit from a more stable interest rate environment over the coming months. We believe the municipal bond market provides attractive value, with tax-equivalent yields near double-digit levels for investors in the highest tax brackets. In January 2000, The Bond Buyer's Revenue Bond Index (comprised of long-maturity, A-rated bonds) reached 6.35%, the highest level since August 1995.

Shareholders of the fund have approved a plan to consolidate the assets of Scudder Limited Term Tax Free Fund into Scudder Medium Term Tax Free Fund. We expect the fund consolidation to take place on or about July 28, 2000.

Sincerely,
Your Portfolio Management Team

/s/Ashton P. Goodfield        /s/Philip G. Condon
Ashton P. Goodfield           Philip G. Condon

Scudder Limited Term Tax Free Fund:
A Team Approach to Investing

Scudder Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Ashton P. Goodfield, who joined the Adviser in 1986, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1994.

Portfolio manager Philip G. Condon joined the team in 1999 and joined the Adviser in 1983. Mr. Condon has 22 years of experience in municipal investing and portfolio management.

Investment Portfolio                                          as of May 31, 2000
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                                                          Principal
                                                          Amount ($)     Value ($)
-----------------------------------------------------------------------------------
Short-Term Municipal Investments 2.1%
-----------------------------------------------------------------------------------

 District of Columbia
 District of Columbia, General Obligation, General
    Fund Recovery, Series B2, Daily Demand Note,
    3.75%, 6/1/2003* ....................................   1,000,000   1,000,000

Texas
 North Central, TX, Health Facilities Development
    Corp. Revenue, Series C, Presbyterian Medical Center,
    Daily Demand Note, 4.1%, 12/1/2015 (b)* .............     500,000     500,000

-----------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $1,500,000 )               1,500,000
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Intermediate-Term Municipal Investments 97.9%
-----------------------------------------------------------------------------------

 Arizona
 Central Arizona Water Conservation District,
    Central Arizona Project, Prerefunded 11/1/00, 7.5%,
    11/1/2005*** ........................................   1,000,000   1,031,520

 Arkansas
 Rogers, AR, Sales and Use Tax Revenue, Series 1996,
    5%, 11/1/2015 .......................................     590,000     581,008

 California
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue, Series 1995 A, Step-up Coupon,
    0% to 1/1/2005, 7.05% to 1/1/2009 ...................   1,000,000     798,510
 Sacramento, CA, Cogeneration Revenue, Procter &
    Gamble Project, Series 1995, 7%, 7/1/2004 ...........   1,000,000   1,055,630

 Delaware
 Delaware State Health Facilities Authorities Revenue
    Bonds, Medical Center of Delaware, Series 1989,
    7%, 10/1/2003 (b) ...................................   1,500,000   1,532,577

 District of Columbia
 District of Columbia, General Obligation:
    Series 1993 A, ETM, 5.625%, 6/1/2002 (b)** ..........     735,000     743,401
    Series 1993 A, 5.625%, 6/1/2002 (b) .................     765,000     772,543
    Series 1993 B, 5.5%, 6/1/2007 (b) ...................   2,000,000   2,011,540
    Series 1993 D, ETM, 5.25%, 12/1/2003** ..............     935,000     938,852
    Series 1993 D, 5.25%, 12/1/2003 .....................      65,000      65,124

 Florida
 Dade County, FL, Port Authority Revenue, Series 1968 C,
    5.5%, Prerefunded 4/1/2007, 10/1/2007*** ............   4,015,000   4,031,783

    The accompanying notes are an integral part of the financial statements.

                                       13

------------------------------------------------------------------------------------
                                                          Principal
                                                          Amount ($)     Value ($)
------------------------------------------------------------------------------------

Georgia
Atlanta, GA, Water & Wastewater Revenue, 5.45%,
   1/1/2017 (b) .........................................   2,000,000   2,037,260
Municipal Electric Authority of Georgia, Power Revenue,
   Series 1991 U, ETM, 6.6%, 1/1/2001 (b)** .............   1,000,000   1,010,700

Illinois
Chicago, IL, General Obligation, Series 1995 C,
   6.25%, 10/31/2002 (b) ................................   3,450,000   3,537,389
Illinois Health Facilities Authority, Revenue Refunding:
   Methodist Medical Center, Series 1998, ETM,
     5.5%, 11/15/2004 (b)** .............................   1,245,000   1,254,736
   Sherman Hospital Project, Series 1991, ETM,
     6.5%, 8/1/2001 (b)** ...............................   1,025,000   1,045,275

Indiana
Indiana Health Facility Finance Authority, Hospital
   Revenue, Ancilla Systems Inc., Series 1992 A, 5.875%,
   7/1/2002 (b) .........................................   1,000,000   1,014,300

Iowa
Cedar Rapids, IA, Hospital Facilities Revenue, St. Luke's
   Methodist Hospital:
     Series 1993, ETM, 5.65%, 5/15/2002 (b)** ...........     490,000     496,228
     Series 1993, 5.65%, 8/15/2002 (b) ..................     760,000     768,079

Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax
   Revenue, Series 1986 A, ETM, 7.25%, 2/1/2001** .......   6,135,000   6,225,430

Massachusetts
New England Education Loan Marketing Corporation,
   Massachusetts Student Loan Revenue Refunding,
   Series 1992 D, 6.2%, 9/1/2000 (b) ....................   2,000,000   2,007,140

Nevada
Nevada State Housing Division, Single Family Mortgage
   Revenue, Series R, 5.95%, 10/1/2011 ..................     620,000     620,967

New Jersey
New Jersey Economic Development Authority,
   Series 1999 A, 5.375%, 5/1/2006 (b) ..................   2,000,000   2,023,620
New Jersey State Turnpike Authority, Series 1968 C,
   ETM, 5.2%, 1/1/2008** ................................   1,085,000   1,077,568

New York
New York City, NY, General Obligation:
   Series 1991 A, 3%, 8/15/2002 (b) .....................   1,000,000     944,330
   Series 1995 B, 6.75%, 8/15/2003 ......................   6,000,000   6,258,180
   Series 1995 D, 6.5%, 2/15/2005 .......................   1,315,000   1,374,267
   Series 1996 A, 6.75%, 8/1/2004 .......................   1,500,000   1,577,940

    The accompanying notes are an integral part of the financial statements.

                                       14

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

   Series 1996 I, 6.5%, 3/15/2005 .......................   1,575,000   1,647,088
   Series 1997 I, 6.25%, 4/15/2006 ......................   1,000,000   1,040,170
New York State Dormitory Authority, State University
   Educational Facility, Series 1995 A, 6.5%, 5/15/2004 .   1,000,000   1,041,920
New York State Medical Care Facilities, Finance Agency
   Revenue, Mount Sinai Hospital, Series 1992 C,
   5.95%, 8/15/2009 .....................................     720,000     731,462
New York State Urban Development Corporation
   Project, Onondaga County Convention Center:
     Series 1995, 6%, 1/1/2004 ..........................   1,445,000   1,472,354
     Series 1995, 6%, 1/1/2005 ..........................   1,535,000   1,566,882
Syracuse, NY, Industrial Development Agency, Pilot
   Revenue Bonds, Series 1995, 5.125%, 10/15/2002 .......   1,200,000   1,197,684
North Carolina
North Carolina Municipal Power Agency #1, Catawaba
   Electric Revenue, Series 1992, 5.75%, 1/1/2002 (b) ...   1,150,000   1,161,351

Texas
Austin, TX, Utility System Revenue:
   Series 1991 A, ETM, 6.3%, 11/15/2001 (b)** ...........     365,000     372,468
   Series 1991 A, 6.3%, 11/15/2001 (b) ..................     635,000     647,021
Ector County, TX, Hospital District, Hospital Revenue,
   Series 1997, 5.5%, 4/15/2003 (b) .....................   1,000,000   1,005,720
Lower Colorado River Authority, TX, Series 1999 F,
   6%, 5/15/2007 ........................................   1,000,000   1,039,070
Richardson, TX, Hospital Authority, Richardson Medical
   Center:
     Series 1993, 6.5%, Prerefunded, 12/1/2003,
       12/1/2012*** .....................................     320,000     337,555
     Series 1993, 6.5%, 12/1/2012 .......................     505,000     482,982
Texas Department of Housing & Community Affairs,
   Single-Family Mortgage Revenue, Series 1996 B, 5.5%,
   3/1/2011 (b) .........................................     400,000     399,512
Travis County, TX, Health Services, Series 1999 A, 5.75%,
   11/15/2007 ...........................................   2,000,000   2,036,300

Washington
Washington Public Power Supply System, Nuclear
   Project #2, Refunding Revenue:
     Series 1990 C, 7.3%, 7/1/2000 ......................   1,300,000   1,302,561
     Series 1992 A, 5.7%, 7/1/2002 ......................   1,550,000   1,566,864

West Virginia
Wayne County, WV, Industrial Development, Atlantic
   Richfield Company Project, Series 1981, ETM, 11.75%,
   12/1/2001** ..........................................     495,000     543,045

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                                    Principal
                                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------------------

 Wisconsin
 Milwaukee, WI, Metropolitan Sewer District Revenue,
    Series 1990 A, ETM, 6.7%, 10/1/2001** ......................    1,000,000    1,023,780
 Wisconsin Health and Education Facilities Authority,
    St. Luke's Medical Center, Series 1991, ETM, 6.6%,
    8/15/2001 (b)** ............................................    1,745,000    1,782,465

--------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $68,857,525)                 69,234,151
--------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $70,357,525) (a)                       70,734,151
--------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $70,357,525. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $376,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $692,587 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over value of $315,961.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
-------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------
Investments in securities, at value (cost $70,357,525) .............   $ 70,734,151
Cash ...............................................................         25,615
Receivable for investments sold ....................................         91,237
Interest receivable ................................................      1,148,063
                                                                       ------------
Total assets .......................................................     71,999,066

Liabilities
-------------------------------------------------------------------------------------
Dividends payable ..................................................        140,216
Payable for Fund shares redeemed ...................................         62,101
Accrued management fee .............................................         61,458
Accrued reorganization costs .......................................          9,574
Accrued Trustees' fees and expenses ................................         25,963
Other accrued expenses and payables ................................         49,132
                                                                       ------------
Total liabilities ..................................................        348,444
-------------------------------------------------------------------------------------
Net assets, at value                                                    $ 71,650,622
-------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investment securities.        376,626
Accumulated net realized gain (loss) ...............................       (525,521)
Paid-in capital ....................................................     71,799,517
-------------------------------------------------------------------------------------
Net assets, at value                                                   $ 71,650,622
-------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($71,650,622 /
   6,170,770 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..........................   $      11.61

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 4,439,123
                                                                  -----------
Expenses:
Management fee ................................................       520,555
Services to shareholders ......................................        77,686
Custodian and accounting fees .................................        42,037
Auditing ......................................................        28,837
Legal .........................................................         6,091
Trustees' fees and expenses ...................................        80,663
Reports to shareholders .......................................        16,317
Registration fees .............................................        26,577
Amortization of organization expenses .........................         1,756
Reorganization ................................................        11,056
Other .........................................................         5,262
                                                                  -----------
Total expenses, before expense reductions .....................       816,837
Expense reductions ............................................      (128,658)
                                                                  -----------
Total expenses, after expenses reductions .....................       688,179
--------------------------------------------------------------------------------
Net investment income                                               3,750,944
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      (525,520)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (2,677,313)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (3,202,833)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   548,111
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                     Seven Months      Year Ended
                                    Year Ended May   Ended May 31,     October 31,
Increase (Decrease) in Net Assets      31, 2000          1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $   3,750,944    $   2,869,555    $   5,457,882
Net realized gain (loss) on
   investment transactions ......        (525,520)         578,402         (139,113)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      (2,677,313)      (2,118,666)       1,558,802
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ...................         548,111        1,329,291        6,877,571
                                    -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income ...........      (3,750,944)      (2,869,555)      (5,457,882)
                                    -------------    -------------    -------------
Net realized gains ..............        (461,778)            --            (57,180)
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......      16,982,207       20,000,539       68,479,028
Reinvestment of distributions ...       2,119,678        1,255,955        2,328,280
Cost of shares redeemed .........     (51,090,374)     (41,586,645)     (59,872,051)
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................     (31,988,489)     (20,330,151)      10,935,257
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (35,653,100)     (21,870,415)      12,297,766
Net assets at beginning of period
Net assets at end of period .....     107,303,722      129,174,137      116,876,371

                                    -------------    -------------    -------------
Other Information ...............   $  71,650,622    $ 107,303,722    $ 129,174,137
                                    -------------    -------------    -------------
------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................       8,870,916       10,536,316        9,639,451
                                    -------------    -------------    -------------
Shares sold .....................       1,441,166        1,638,556        5,627,934
Shares issued to shareholders in
   reinvestment of distributions          179,729          102,879          191,473
Shares redeemed .................      (4,321,041)      (3,406,835)      (4,922,542)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
   shares .......................      (2,700,146)      (1,665,400)         896,865
Shares outstanding at end of        -------------    -------------    -------------
   period .......................       6,170,770        8,870,916       10,536,316
                                    -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.


Financial Highlights
---------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------
                                2000(a)  1999(b)  1998(c)  1997(c) 1996(c)  1995(c)
---------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $12.10   $12.26   $12.12   $11.98   $12.01  $11.67
                                ----------------------------------------------------
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income            .52     .29      .50      .52      .53     .56
---------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (.42)   (.16)     .15      .16     (.02)    .34
                                ----------------------------------------------------
---------------------------------------------------------------------------------------
  Total from investment
  operations                       .10     .13      .65      .68      .51     .90
---------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------
  Net investment income           (.52)   (.29)    (.50)    (.52)    (.53)   (.56)
---------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (.07)     --     (.01)    (.02)    (.01)     --
                                ----------------------------------------------------
---------------------------------------------------------------------------------------
  Total distributions             (.59)   (.29)    (.51)    (.54)    (.54)   (.56)
---------------------------------------------------------------------------------------
Net asset value, end of period  $11.61  $12.10   $12.26   $12.12   $11.98  $12.01
                                ----------------------------------------------------
---------------------------------------------------------------------------------------
Total Return (%) (d)               .81    1.05**   5.37     5.89     4.33    7.94
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        72     107      129      117      124     122
---------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             .94(e)  .81*     .82      .83      .82     .85
---------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .80(e)  .75*     .75      .75      .63     .23
---------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        4.34    4.06*    4.12     4.32     4.46    4.78
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)         26       6*      23       18       38      38
---------------------------------------------------------------------------------------

(a)  For the year ended May 31, 2000.

(b) For the seven months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.

(c)  For the years ended October 31.

(d)  Total returns would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .87% and .75%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Description of the Fund

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.

B. Plan of Reorganization

On February 7, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and Scudder Medium Term Tax Free Fund, pursuant to which Scudder Medium Term Tax Free Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of Scudder Medium Term Tax Free Fund. The proposed transaction is part of Scudder Kemper Investments, Inc.'s ("Scudder Kemper") initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeting expenses and professional fees. All funds under the reorganization initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in the operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. On July 13, 2000, a special meeting (the "Meeting") of the shareholders of the Fund was held and the Plan was approved.

As a result of the Plan, each shareholder of Scudder Limited Term Tax Free Fund will become a shareholder of the shares of Scudder Medium Term Tax Free Fund and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of Scudder Medium Term Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000.

C. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $443,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date, whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $83,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.

D. Purchases and Sales of Securities

During the year ended May 31, 2000, purchases and sales of investments (excluding short-term) aggregated $21,823,829 and $52,439,603, respectively.

E. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the Fund's expenses at 0.75% of average daily net assets until September 30, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the year ended May 31, 2000, the Adviser did not impose a portion of its fee amounting to $97,448 and the amount imposed aggregated $423,107.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $38,273 of which $4,410 was unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at May 31, 2000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $26,446. In addition, a one-time fee of $54,217 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note B. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $27,109 of such costs.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,588 and $2,513, respectively, under these arrangements.

G. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Limited Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 14, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.065 per share from net long-term capital gains during its year ended May 31, 2000, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                           Ashton P. Goodfield*
  o President and Trustee                      o Vice President

Henry P. Becton, Jr.                         Ann M. McCreary*
  o Trustee; President and General             o Vice President
    Manager, WGBH Educational
    Foundation                               John Millette*
                                               o Vice President and Secretary
Dawn-Marie Driscoll
  o Trustee; Executive Fellow, Center        John R. Hebble*
    for Business Ethics, Bentley               o Treasurer
    College; President, Driscoll
    Associates                               Caroline Pearson*
                                               o Assistant Secretary
Peter B. Freeman
  o Trustee; Corporate Director and          *Scudder Kemper Investments, Inc.
    Trustee

George M. Lovejoy, Jr.
  o Trustee; President and Director,
    Fifty Associates; Chairman
    Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
  o Trustee; Professor of Business
    Administration, Northeastern
    University, College of Business
    Administration

Kathryn L. Quirk*
  o Trustee, Vice President and
    Assistant Secretary

Jean C. Tempel
  o Trustee; Managing Director,
    First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Financial Services Group